LEASE OF INDUSTRIAL PREMISES

601 WEST SECOND STREET, TAYLOR, TEXAS 76574

This   lease   Agreement   (“Lease”)   made   and   entered   into   by   and   between

Southern  Mattress  Company  of  Texas,  Inc.,  a  Texas  corporation,  hereinafter  referred  to as  “Landlord”  and  HDI  Plastics,  Inc.,  hereinafter  referred  to  as  “Tenant”,  who  agree  as follows:

1.

PREMISES

Commencing   on   the   Commencement   Date   and

continuing throughout the remainder of the Lease Term, said

Landlord   hereby   leases   to   Tenant   and   Tenant

period  hereinafter  referred  to  as  the  “Rent  Term”,  Tenant leases  from  Landlord  the  buildings,  parking  lot  and  grounds shall  pay  to  Landlord  as  minimum  rent  for  the  premises  the located  at  601  West  Second  Street,  Taylor,  Texas  76574,

following amounts per month:

hereinafter   referred   to   as   the   “Premises”.   The   Premises

consist  of  a  main  building  of  approximately  65,000  square

Period

Minimum Rent

feet  together  with  all  furniture,  fixtures,  equipment  and  other property  owned  by  Landlord  at  601  West  Second  Street,

Commencement Date-

Taylor, Texas 76574.

2/9/2013

$3,000.00

3/1/2013-2/28/2015

$8,500.00

2.

TERMS OF LEASE

3/1/2015-2/28/2016

$12,750.00

3/1/2016-2/29/2017

$20,625.00

The   Lease   Term   shall   commence   on   the   date

signed    by    the    last    of    Landlord    or    Tenant    to    sign

Said  sums  shall  be  paid  in  advance  on  the  first

(“Commencement Date”) and end on February 29, 2017.

day of each calendar month during the periods indicated.   All

rent  to  the  be  paid  by  Tenant  to  Landlord  shall  be  in  lawful

3.

RENT COMMENCEMENT DATE

money  of  the  United  States  of  America  and  shall  be  paid

without   deduction,   offset   or   abatement,   prior   notice   or

The  Rent  Commencement  Date  for  Minimum  Rent

demand,  and  at  such  place  or  places  as  may  be  designated

shall    be    the    Commencement    Date    and    the    Rent

from time to time by Landlord.

Commencement  Date  for  Additional  Rent  shall  be  March  1,

2013.

If  the  Rent  Term  commences  on  any  day  other

than the first day of a calendar month, a pro rata fraction of a

4.

SUPERSEDES

AND

REPLACES

PRIOR

full  month’s  rent  shall  be  paid  for  the  period  beginning  with

LEASES

such  day  and  ending  with  the  first  day  of  the  next  following

month.   If the Rent Term ends on any day other than the last

As   of   the   Commencement   Date,   this   Lease

day  of  a  calendar  month,  a  corresponding  pro  rata  fractional

supersedes   and   replaces   that   certain   Lease   of   Industrial

sum  shall  be  paid  for  such  partial  month.   The  rent  shall  be

Premises   dated   ____________________,   2012   between

increased   by   any   sales   or   rent   tax   which   is   or   may   be

Landlord  and  Tenant  covering  a  portion  of  the  Premises  and

chargeable    against    the    Premises    for    minimum    rent,

that  certain  Lease  of  Parking  Lot  dated  August  23,  2012 additional  rent  or  percentage  rent  (if  payable  hereunder)  as

between   Landlord   and   Tenant   covering   a   portion   of   the

defined in this Lease.

Premises

Tenant shall be given credit for rent paid under the

5.

USE; OCCUPANCY

leases  referenced  in  Section  4  if  the  Commencement  Date occurs prior to the expiration of such leases.

The  Premises  shall  be  used  solely  for  industrial

purposes.

7.

ADDITIONAL RENT

Tenant  shall  have  the  right  to  occupy  the  entire

In   addition   to   and   separate   from   the   foregoing

Premises  as  of  the  Commencement  Date,  subject  to  the minimum rent, commencing March 1, 2013, Tenant shall pay

rights  of  the  existing  third  party  tenant  now  occupying  part  of to  Landlord  as  additional  rent  the  Cost  of  Taxes  and  Cost  of

the   Premises.   Landlord   shall   make   reasonable   efforts   to

Insurance as hereinafter defined.

relocate  the  current  third  party  tenant  as  soon  as  reasonably practical.  Landlord  shall  provide  such  third  party  tenant  with

a.

Cost of Taxes

written   notice   of   the   existence   of   this   lease   and   of

termination  of  such  third  party  tenant’s  lease  in  accordance

During  the  Rent  Term  Tenant  agrees  to  pay  as

with  the  lease  between  Landlord  and  such  third  party  tenant additional  rent  all  real  property  taxes  and  all  extraordinary upon  Tenant’s  written  notice  to  Landlord  that  it  has  entered and/or  special  assessments  (and  all  costs  and  fees  incurred

into    a    written    agreement    with    the    Taylor    Economic

in  contesting  the  same)  which  may  be  levied  or  assessed  by

Development Council concerning the Premises.

any  lawful  taxing  authority  and  the  community  or  property

owners   association(s)   against   the     Premises,   hereinafter

6.

MINIMUM RENT

collectively referred to as “Taxes”.

Taylor Bedding\2012-12-3 HDI Lease

Should  any  taxing  authority  include  in  such  Taxes

e.

Proof of Payment of taxes by Landlord

the  value  of  any  improvement  made  by  Tenant,  or  include machinery,  equipment,  fixtures,  inventory  or  other  personal

Tenant  acknowledges  that  Landlord  will  be  filing

property  or  assets  of  Tenant,  then  Tenant  shall  also  pay  the

for   protection   under   Chapter   11   of   the   United   States

entire personal and real estate taxes for such items.

Bankruptcy  Code  and  will  likely  request  that  it  be  allowed  to

pay   all   property   and   ad   valorem   taxes   then   due   on   the

Should  any  governmental  taxing  authority  acting

Premises  as  allowed  under  Chapter  11  through  Landlord’s under  any  present  or  future  law,  ordinance,  or  regulation,

Chapter  11  plan.  As  each  payment  for  ad  valorem  taxes  on levy,  assess  or  impose  a  tax,  excise  and/or  assessment the  Premises  is  made,  Landlord  shall  provide  Tenant  with

(other  than  an  income  or  franchise  tax)  upon  or  against  or  in written  evidence  that  such  payment  has  been  made,  both

any   way   related   to   the   Premises,   either   by   way   of

taxes  for  the  years  2013  forward  and  for  those  prior  year

substitution   for   or   in   addition   to   any   existing   tax   on   the

taxes  that  may  be  paid  out  over  time  through  the  Chapter  11

Premises,  Tenant  shall  be  responsible  for  and  shall  pay  to plan.

Landlord,  as  additional  rent,  all  of  such  tax,  excise  and/or assessment.

8.

PAST DUE RENT

Any    such    tax    due    and    payable    shall    be

apportioned  and  adjusted  for  partial  years.   With  respect  to

The rent provided for in Paragraphs 6 and 7 is due

any  assessment  which  may  be  levied  against  or  upon  the at  the  address  of  Landlord  in  paragraph  39  on  or  before  the

Premises  and  which  under  the  laws  then  in  force,  may  be

first  day  of  each  month  during  the  Rent  Term.   Any  payment

evidenced by improvement or other bonds, or may be paid in

received  after  the  fifth  day  of  the  month  shall  be  considered annual  installments,  Tenant  shall  be  required  to  pay  each a  late  payment  and  liquidated  damages  of  TWENTY-FIVE

year  only  the  amount  of  such  annual  installment  or  portion

DOLLARS  ($25.00)  per  day  after  the  first  day  of  the  month

thereof    constituting    Tenant’s    share    (with    appropriate

shall  become  due  and  payable  to  Landlord  upon  demand.

proration  for  any  partial  year)  and  shall  have  no  obligation  to

The  date  the  rent  payment  is  received  shall  be  considered continue payments after the termination of this Lease.

the   effective   date   for   purposes   of   determining   liquidated

damages.

b.

Cost of Insurance

9.

LIMITATION ON USE

During  the  Rent  Term  Tenant  shall  maintain  “All

Risk”  Property  Insurance  insuring  the  Premises  (but  not  the

a.

Tenant  agrees  not  to  commit  or  suffer  to

contents  thereof)  against  physical  loss  or  damage  for  the  full be  committed  on  the  Premises  any  nuisance  or  other  act  or

replacement   cost   thereof,   together   with   general   liability

thing   against   public   policy   or   which   violates   any   law   or

insurance,  naming  Landlord  as  loss  payee.  Tenant  shall  not

governmental   regulation   or   which   may   disturb   the   quiet

be  named  as  an  insured  and  shall  have  no  right  to  any  part

enjoyment   of   any   other   tenant   in   the   Building.     Tenant

of  the  proceeds  of  coverage  for  physical  damage  to  or  loss agrees  not  to  use  or  permit  the  use  of  the  Premises  or  any

of the  Premises.   Tenant may be  a co-insured  and  additional

part thereof as living quarters.

loss  payee  under  general  liability  coverage.  During  the  Rent

Term,  if  Tenant  does  not  maintain  such  insurance,  Tenant

b.

No   goods,   merchandise   or   materials

covenants  and  agrees  to  pay  Landlord,  as  additional  rent,

shall  be  kept,  stored  or  sold  by  Tenant  on  or  about  the the cost of such insurance.

Premises  which  are  unreasonably  hazardous.    Hazardous

goods,  merchandise  or  materials  shall  be  as  defined  in  the

c.

Estimate for First Calendar Year

Electronic  Code  of  Federal  Regulations:   CFR  40,  Chapter  I,

Subchapter    I,    Part    261    (*Identification    and    Listing    of

During  the  first  calendar  year  or  portion  thereof  of

Hazardous   Waste*).   Tenant   shall   be   responsible   for   all

the   Rent   Term,   whichever   is   applicable,   the   estimated

damages,  claims,  and  liabilities  related  to  such,  including expenses  for  Taxes  shall  be  $1667.00  per  month  payable  in

liability   for   fines   and   penalties    to   governmental   entities.

advance  on  the  first  day  of  each  calendar  month  or  portion

Tenant  agrees  to  suffer  or  permit  no  act  of  omission  or thereof.

commission  to  be  done  on  or  about  the  Premises  which  will

increase  the  existing  rate  of  insurance.   If  the  insurance  rate

d.

Adjustments and Definitions

is  increased  by  such  an  act,  the  increased  cost  of   such

insurance shall be paid by Tenant to Landlord upon demand.

(i)

During

each

succeeding

Tenant  agrees  to  comply  with  all  requirements  necessary  for calendar  year  of  this  Lease  or  portion  thereof,  Landlord  shall

the   maintenance   of   “All   Risk”   Property   Insurance   and

estimate   Tenant’s   costs   of   (a),   (b)   and   (c)   above   and

comprehensive    general    liability    insurance    covering    the

Tenant’s  monthly  payment  of  said  amount  shall  be  adjusted

Premises and the Building as required in this Lease.

accordingly  and  shall  be  payable  in  advance  on  the  first  day of each calendar month.

10.

UTILITIES AND SERVICES

(ii)

During

the

Rent

Term

Landlord  agrees  to  furnish  to  Tenant  annually  an  itemized

a.

Tenant  agrees  to  pay  for  all  utility  and

statement  in  reasonable  detail  setting  forth  the  total  costs other  services  and  materials  rendered  or  furnished  to  the referred  to  in  subparagraphs  (a),  (b)  and  (c)  above  for  each

Premises,   including,   but   not   limited   to,   heat,   water,   gas,

calendar  year.   Based  on  said  itemized  statement  Landlord

electricity,  telephone,  power,  trash   removal,  garbage   and

shall  make  adjustments  for  underpayment  of  said  expenses,

other  waste  removal,  cleaning,  maintenance  and  janitorial which  underpayment  Tenant  shall  pay  with  Tenant’s  next

services,   sewer   rent,   sewage   treatment   facility   charges,

monthly payment of said costs, and for overpayments of said

drainage fees, street cleaning fees and the like, together with costs,  which  overpayment  shall  be  credited  against  Tenant’s its  share  of  all  taxes  and  governmental  charges  levied  on next monthly payment of said costs.

such utilities.

Taylor Bedding\2012-12-3 HDI Lease

b.

Landlord shall not be liable to Tenant for

Tenant   shall   not   make   any   alterations   to   the

any  interruption  in  service  of  water,  electricity,  heating,  air

Premises   without   Landlord’s   prior   written   consent.     Any

conditioning   or   other   utilities   and   services   caused   by   an

alterations  made  shall  remain  on  and  be  surrendered  with unavoidable  delay,  by  the  making  of  any  necessary  repairs

the   Premises   on   expiration   or   termination   of   this   Lease,

or   improvements,   or   by   any   cause   beyond   Landlord’s

except  that  Landlord  can  elect  within  twenty-five  (25)  days reasonable control.

before  expiration  of  this  Lease,  or  upon  termination  thereof,

to  require  Tenant  to  remove  any  alterations  that  Tenant  has

c.

Tenant  agrees  that  it  will  not  install  any

made  to  the  Premises.   If  Landlord  so  elects,  Tenant,  at  its

equipment  which  will  exceed  or  overload  the  capacity  of  any expense,  shall  restore  the  Premises  to  the  original  condition,

utility  facilities  and  that  if  any  equipment  installed  by  Tenant or  to  such  other  condition  as  agreed  between  the  parities,

shall  require  additional  utility  facilities,  the  same  shall  be before  the  last  day  of  this  Lease,  or  within  thirty  (30)  days installed  at  Tenant’s  expense  in  accordance  with  plans  and after notice of election is given, whichever is later.

specifications to be approved in writing by Landlord.

Notwithstanding  the  foregoing,  Tenant  shall  have

the  right  to  connect  its  equipment  to  water,  wastewater  and

11.

COMMON AREA

electrical  utilities  and  upon  prior  written  consent  of  Landlord make  such  roof  penetrations  above  the  Premises  as  are

Intentionally deleted.

reasonably necessary for Tenant’s operations.

12.

ACCEPTANCE OF PREMISES

Upon  termination  of  this  Lease,  Tenant  shall  close

and  repair  all  roof  penetrations  that  it  has  made,  leaving

Landlord shall deliver the Premises, except for that

such   penetrations   sealed   and   in     a   good,   workmanlike

portion  of  the  Premises  currently  leased  to  Tenant  under  the condition.

leases  described  in  Section  4,  in  “broom  clean”  condition.

Tenant’s  taking  possession  of  the  Premises  shall  constitute its  acknowledgment  that  it  has  inspected  the  Premises,  is

17.

FREE FROM LIENS

satisfied   therewith   and   that   the   Premises,   including   all

equipment  and  improvements,  are  acceptable  to  Tenant  as

Tenant   shall   keep   the   Premises   free   from   any

reflected  by  execution  by  the  Tenant  of  this  Lease.  Tenant liens arising out of any work performed, material furnished or accepts the Premises in “as is” condition.

obligations  incurred  by  Tenant,  and  agrees  to  indemnify  and hold Landlord harmless from all loss, cost or expense arising

13.

LANDLORD’S MAINTENANCE

therefrom.

Landlord    shall    not    be    responsible    for    any

Tenant   agrees   to   provide   Landlord   with   lien

maintenance     whatsoever   of   the   Premises,     structural   or

waivers      from      any      and      all      general      contractors,

otherwise.

subcontractors,   and   material   suppliers   in   the   event   that

Tenant constructs, or makes alterations to the Premises.

14.

TENANTS’ MAINTENANCE

18.

DESTRUCTION OF PREMISES

At  all  times  during  the  Lease  Term,  at  Tenant’s

a.

In   the   event   of   a   substantial   or   total

sole  expense,  Tenant  shall  keep,  maintain  and  repair  the destruction  of  the  Premises  during  the  Lease  Term  from  any

Premises    in    good    and    sanitary    order    and    condition,

cause,  Landlord  shall  elect  within  thirty  (30)  days  after  the including,  but  not  limited  to,  the  maintenance  and  repair  of occurrence,  by  notice  in  writing  to  Tenant,  either  to  repair

the    foundation,    roof,    exterior    walls,    doors,    window

and  restore  the  foundation,  exterior  walls  and  roof  of  any  the casements,  glazing,  heating  and  air  conditioning  systems,

buildings  on  the  Premises  (the  “Shell”)  or  to  terminate  this plumbing,  pipes,  electrical  wiring,  conduits  or  parking  lot.  In

Lease.    As  used  herein  the  term  “substantial  destruction”

maintaining   the   aforesaid   equipment   and   improvements,

shall  mean  destruction  of  at  least  twenty-five  (25%)  percent

Tenant  shall  exercise  reasonable  care  to  protect  the  shell  of

of  the  Premises  or  the  main  building  on   the Premises.    If

the  buildings  located  on  the  Premises.    Tenant  shall  make

Landlord  elects  to  repair  or  restore  the  Shell,  Landlord  shall

no   penetration   to   the   exterior   of   any   building   on   the

complete  the  work  within  one  hundred  eighty  (180)  days

Premises   without   the   prior   consent   of   Landlord.   If   such

after   the   aforesaid   notice   to   Tenant,   or   may   elect   to

consent  is  granted,  Tenant  hereby  agrees  to  maintain  and

terminate   this   Lease   by   notice   in   writing   to   Tenant.     If

protect  the  area  surrounding  said  penetration  and  further

Landlord   elects   to   terminate   this   Lease   by   such   written

agrees    to    hold    Landlord    harmless    from    any    damage

notice  to  Tenant,  Tenant  shall  surrender  all  interest  in  this occurring as a result thereof.

Lease   and   the   Premises,   all   subsequent   rent   obligations

shall   cease   and   this   Lease   shall   terminate   on   the   date

15.

TENANT’S FAILURE TO REPAIR

specified in such notice from Landlord without any liability for damages against Landlord as a result of such termination.

If Tenant refuses or neglects to fulfill its obligations

pursuant  to  Paragraph  14,  Landlord  shall  have  the  right,  but

b.

In   the   event   of   less   than   substantial

shall  not  be  obligated,  to  perform  the  same  on  behalf  of  and destruction to the Premises or the buildings during the Lease

for  the  account  of  Tenant.   In  such  event,  the  cost  of  such

Term  from  any  cause,  Landlord  shall  promptly  repair  and work  shall  be  paid  for  in  full  by  Tenant,  plus  fifteen  (15%)

restore the Shell and this Lease shall remain in full force and percent  thereof  as  an  allowance  for  Landlord’s  supervision,

effect.

as additional rent promptly upon receipt of a bill therefore.

c.

Unless   this   Lease   is   terminated   by

16.

ALTERATIONS

Landlord,   Tenant   shall   repair   and   refixture   the   Premises

(except  as  to  Landlord’s  obligations  as  set  forth  above)  in  a manner and to at least a condition equal to that existing prior

Taylor Bedding\2012-12-3 HDI Lease

to  its  destruction,  and  the  proceeds  of  all  insurance  carried by  Tenant  on  its  property  and  improvements  shall  be  held  in

Landlord,   at   any   time   after   Tenant   commits   a

trust    by    Tenant    for    the    purposes    of    said    repair    or

default,   can   cure   the   default   at   Tenant’s   expense.      If

replacement.

Landlord,  at  any  time,  by  reason  of  Tenant’s  default,  pays any  sum  or  does  any  act  that  requires  the  payment  of  any

19.

CONDEMNATION

sum, the  sum  paid  by  Landlord, plus fifteen percent (15%) of said  sum  as  an  allowance  for  Landlord’s  supervision,  shall

In  the  event  all  or  a  portion  of  the  Premises  shall be  due  within  five  (5)  calendar  days  from  Tenant  to  Landlord be  taken  under  the  right  of  eminent  domain  by  any  authority at  the  time  the  sum  is  paid  and  an  appropriate  invoice  for having the right of condemnation, the following shall apply:

same  is  submitted  to  Tenant,  and  if  paid  at  a  later  date  shall bear  interest  at  18%  per  year  or  the  maximum  rate  allowed

a.

If  twenty-five  percent  (25%)  or  more  of

by  law,  whichever  is  less  from  the  date  the  sum  is  paid  by the  Premises  shall  be  taken,  this  Lease  and  all  obligations

Landlord  until  Landlord  is  reimbursed  by  Tenant.   The  sum,

hereunder  shall  terminate  on  the  date  title  vests  pursuant  to together with accrued interest, shall be additional rent.

such proceedings.

b.

If   a   portion   of   the   Premises   is   taken

22.

LANDLORD’S ENTRY ON PREMISES

such  that  the  Premises  are  reduced  to  a  level  insufficient  to

reasonably   accommodate   Tenant’s   business   (hereinafter

Landlord  and  its  authorized  representative  shall

called  a  “Substantial  Portion”),  this  Lease  and  all  obligations have  the  right  to  enter  the  Premises  at  all  reasonable  times hereunder  shall  terminate  on  the  date  title  vests  pursuant  to for any of the following purposes:

such proceedings.

a.

to  determine  whether  the  Premises  are

c.

If  less  than  twenty-five  percent  (25%)  of

in  good  condition  and  whether  Tenant  is  complying  with  its

the   Premises   or   less   than   a   Substantial   Portion   of   the

obligations under this Lease;

Premises shall be taken, then this Lease shall continue in full force  and  effect,  but  the  rent  shall  be  adjusted  to  provide  a

b.

to  perform  any  necessary  maintenance

fair and equitable amount mutually agreeable to the parties.

and to make any restoration to the Premises;

20.

SURRENDER OF PREMISES

c.

to   serve,   post   or   keep   posted   any

notices   required   or   allowed   under   the   provisions   of   this

a.

On   expiration   or   termination   of   this

Lease;

Lease for any reason, Tenant shall surrender to Landlord the

Premises  and  all  Tenant’s  improvements  and  alterations  in

d.

to  shore  the  foundations,  footings  and

good  condition  other  than  ordinary  wear  and  tear  occurring

walls   of   any   building   on   the   Premises   and   to   erect

after  the  performance  of  necessary  maintenance  by  Tenant scaffolding  and  protective  barricades  around  and  about  such pursuant  to  Paragraph  14,  roof  penetrations  as  set  for  in buildings, but not so as to prevent entry to the Premises, and paragraph  16  and  destruction  to  the  Premises  as  set  forth  in to  do  any  other  act  or  thing  necessary  for  the  safety  or

Paragraph   18,   except   for   alterations-that   Tenant   has   the

preservation   of   the   Premises   or   the   buildings   on   the

right   to   remove   or   is   obligated   to   remove   under   the

Premises.   Landlord shall not be liable in any manner for any

provisions  of  Paragraph  16.    Tenant  shall  remove  all  its

inconvenience,  disturbance,  loss  of  business,  nuisance,  or

personal   property  within  the  time  stated  in  Paragraph  16.

other damage arising out of Landlord’s entry on the premises

Tenant  shall  perform  all  restoration  made  necessary  by  the as  provided  in  this  Paragraph,  except  damage  resulting  from

removal   of   any   alterations   or   Tenant’s   personal   property

the    acts    or    omissions    of    Landlord    or    its    authorized

within said time periods.

representatives;

b.

Landlord  can  elect  to  retain  or  dispose

e.

if  Tenant  abandons  the  Premises  or  has

of, in any manner,  any of Tenant’s improvements, alterations

failed   to   exercise   its   right   to   purchase   the   Premises   by

or  personal  property  that  Tenant  does  not  remove  from  the

December  1,  2016,  to  post  “For  Rent”,  “For  Lease”,  or  “For

Premises  on  expiration  or  termination  of  the  term  as  allowed

Sale”  signs  as  appropriate  and  to  show  the  Premises  to

or  required  by  this  Lease.   Title  to  any  such  improvements,

prospective   brokers,   agents,   buyers,   tenants   or   persons

equipment   and   personal   property   that   Landlord   elects   to

interested in an exchange.

retain or dispose of shall vest in Landlord.   Tenant waives all

claims  against  Landlord  for  any  damage  to  Tenant  resulting

Landlord    shall    conduct    its    activities

on    the

from    Landlord’s    retention    or    disposition    of    any    such

Premises  as  allowed  in  this  Paragraph  in  a  manner  that  will

improvements,  equipment  and  personal  property.    Tenant

cause   the   least   possible   inconvenience,   annoyance   or

shall  be  liable  to  Landlord  for  Landlord’s  costs  for  storing,

disturbance to Tenant.

removing,    and    disposing    of    any    such    improvements,

alterations or personal property.

Tenant  shall  not  be  entitled  to  an  abatement  or

reduction  of  rent  if  Landlord  exercises  any  rights  reserved  in

c.

If  Tenant  fails  to  surrender  the  Premises

this Paragraph.

to  Landlord  on  expiration  or  termination  of  this  Lease  as

required    by   this   Paragraph,   Tenant   shall   hold   Landlord

23.

SIGNS

harmless  from  all  damages  resulting  from  Tenant’s  failure  to surrender  the  Premises,  including,  without  limitation,  claims

Tenant  shall  not  place  or  permit  to  be  placed  any

made  by  a  succeeding  tenant  resulting  from  Tenant’s  failure

sign,   advertisement   or   other   display   on   any   part   of   the

to surrender the Premises.

outside  of  the  Premises,  and  visible  from  the  outside,  except

of   such   color,   size   and   style   and   in   such   locations   as

21.

LANDLORD’S    RIGHT    TO    CURE    TENANT’S

approved  by  Landlord  in  advance.    Tenant  shall  be  soley

DEFAULT

Taylor Bedding\2012-12-3 HDI Lease

responsible   for   the   installation   and   maintenance   of   its

signage, both on any building itself and on any pole signs.

(ii)

the  affidavit  of  the  contractor  or

contractors   performing   Tenant’s   work,   to   the   effect   that

24.

CONTRACTUAL LIEN FOR RENTAL

Tenant’s  work  has  been  fully  completed  in  accordance  with plans  and  specifications  previously  approved  by  Landlord,

Intentionally Deleted

and  that  all  subcontractors,  laborers  and  material  suppliers,

supplying  labor  or  material  for  Tenant’s  work,  have  been

25.

CONSTRUCTION

paid in full; and

a.

Other   than   the   alterations   allowed   by

(iii)

written  certification  by  tenant

Paragraph  16  which  do  not  require  Landlord’s  prior  written

that    Tenant    has    completed    all    of    Tenant’s    work    in

consent,  only  with  the  prior,  written  consent  of  Landlord,

accordance  with  the  terms  of  this  Lease  and  approved  plans

Tenant  may  at  its  sole  cost  and  expense,  commence  and and specifications.

pursue  to  completion  any  major  remodeling  of  the  Premises,

provided  that  the  contractor  used  by  the  Tenant  for  such

e.

With  respect  to  any  labor  performed  or

construction  shall  first  be  approved  by  Landlord;  provided,

materials  furnished  by  Tenant  at  the  Premises,  the  following

however,    that    Tenant    may    commence    work    on    the

shall  apply:  labor  and  material  used  in  the  installment  of alterations  allowed  by  Paragraph  16  upon  execution  of  this

Tenant’s  equipment  and  fixtures,  and  in  any  other  work  on

Lease.   Such  approval  will  be  based  on  a  favorable  review

the   premises   performed   by   Tenant   will   be   subject   to

by  Landlord  of  a  Contractors  Qualification  Statement  (A.I.A.

Landlord’s   prior   written   approval.     Any   such   approval   of

document   305),   contractor’s   balance   sheet   and   income

Tenant’s  labor  shall  constitute  a  license  authorizing  Tenant statement.

Tenant    will    provide    and    install    all    trade

to permit such labor to enter upon the Building and Premises

equipment,    furniture,    fixtures,    and    effects    of    every

prior to the commencement of the Lease Term, however, the

description     necessary     or     appropriate     for     Tenant’s

continued  effectiveness  of  such  license  is  conditioned  upon

businesses;    and    all    such    items    to    be    provided    and

Tenant’s  aforesaid  labor  working  in  harmony  with  and  not constructed  by  Tenant  shall  be  new  and  modern  and  of  first interfering  with  labor  utilized  by  any  other  tenant  or  such class quality.

tenant’s  agents  or  contractors  or  contractors  of  Landlord.

Accordingly,  if  at  any  time  in  Landlord’s  sole  opinion,  such

b.

At  least  thirty  (30)  days  prior  to  the  date

entry    of    Tenant’s    labor    shall    cause    disharmony    or

Tenant   desires   to   begin   any   major   remodeling   of   the

interference   therewith,   this   license   may   be   withdrawn   by

Premises,    Tenant    shall    submit    complete    plans    and

Landlord upon forty-eight (48) hours written notice to Tenant,

specifications   for   the   major   remodeling   of   the   Premises,

upon  expiration  of  which  Tenant  shall  have  caused  all  of describing  all  the  work  which  is  to  be  performed  by  Tenant tenant’s  labor  (as  to  whom  Landlord  shall  have  given  such under this Lease, and showing in sufficient detail the location notice)  to  have  been  removed  from  the  Premises  and  from of  all  utilities  and  partitions,  the  storefront  and  any  other

the  Building.   With  respect  to  any  contract  for  any  such  labor

matters  which  may  affect  such  the  remodeling  work  to  be or  materials,  Tenant  acts  as  a  principal  and  not  as  the  agent

performed  in  the  Premises  and  in  the  Building.   In  the  event

of  Landlord.   Tenant  agrees  to  indemnify  and  hold  Landlord

that  said  plans  and  specifications  are,  in  the  sole  judgment harmless  from  all  claims  (including  costs  and  expenses  of of  Landlord,  incomplete,  inadequate  or  inconsistent  with  the defending  against  such  claims)  arising  or  alleged  to  arise terms  of  this  Lease,  Landlord  may  elect  to  have  said  plans

from   any   act   or   omission   of   Tenant   or   Tenant’s   agents,

and  specifications  revised,  corrected  and/or  completed  at employees,

contractors,

subcontractors,

laborers,

Tenant’s   expense.

Upon   completion   and   approval   by

materialmen,  or  invitees  or  arising  from  any  bodily  injury  or

Landlord   of   final   plans   and   specifications,   Tenant   shall

property   damage   occurring   or   alleged   to   have   occurred

complete  such  remodeling  of  the  Premises  in  accordance

incident  to  Tenant’s  work  at  the  Premises.    Tenant  shall

with the said approved plans and specifications.

have no authority to place any lien upon the Premises or any

interest   therein   nor   in   any   way   bind   Landlord,   and   any

c.

With  respect  to  a  minor  remodeling  of

attempt  to  do  so  shall  be  void  and  of  no  effect.    Landlord

the  Premises,  the  provisions  of  paragraph  25  (a)  and  (b)  of expressly  disclaims  liability  for  the  cost  of  labor  or  materials

this  Lease  do  not  apply.    “Minor  remodeling”  consists  of

furnished  by,  to  or  for  Tenant.   If,  because  of  any  actual  or

painting,  replacement  and  installation  of  floor  coverings,  wall alleged  act  or  omission  of  Tenant,  any  lien,  affidavit,  charge,

coverings  and  similar  work.    All  of  such  minor  remodeling

or  order  for  the  payment  of  money  shall  be  filed  against

projects  shall  be  tenant’s  sole  responsibility.    At  least  ten

Landlord,  the  premises  or  the  Building,  whether  or  not  such

(10)   days   prior   to   the   commencement   of   any   minor

lien,  affidavit,  charge  or  order  is  valid  or  enforceable,  Tenant remodeling, Tenant shall provide Landlord with written notice

shall,   at   its   own   cost   and   expense,   cause   same   to   be

of  work  to  be  done,  including  the  color  of  paint  to  be  used,

discharged  of  record  by  payment,  bonding  or  otherwise  no the  type  of  material  to  be  used  (for  example,  neutral  color late  than  fifteen  (15)  days  after  notice  to  Tenant  of  the  filing industrial  grade  carpeting)  and  the  date  work  is  expected  to thereof, but in all events, prior to foreclosure thereof.

commence and end.

f.

Acceptance  of  the  Premises  by  Tenant

d.

Within    fifteen    (15)    days    after    full

will  constitute  acknowledgment  by  Tenant  that  Landlord  has

completion   of   any   improvements   to   be   made   by   Tenant

performed     all     of     Landlord’s     obligations     relating     to

(which  have  been  approved  in  writing  by  Landlord),  Tenant construction.

shall furnish Landlord with the following:

26.

DISTRIBUTION

OF

RISK

BETWEEN

(i)

Tenant’s

affidavit

that

LANDLORD AND TENANT

Tenant’s  work  has  been  completed  in  strict  accordance  with approved  plans  and  specifications,  which  affidavit  may  be

a.

Except   as   provided   otherwise   herein,

relied   upon   by   Landlord,   it   being   understood   that   any

Tenant  shall  indemnify,  defend  and  hold  Landlord  harmless deliberate  or  negligent  misstatement  by  Tenant  therein  shall for  all  claims,  demands  and  causes  of  action  asserted  by constitute a breach of this Lease;

any   person   (including,   without   limitation,   Landlord’s   and

Taylor Bedding\2012-12-3 HDI Lease

Tenant’s  employees,  invitees  and  guests)  for  personal  injury and  upon  request  have  its  insurance  carrier(s)  furnish  to or  death  or  for  loss  or  damage  to  property  occurring  on  or landlord  certified  copies  of  such  insurance  policies  and/or about  the  Premises  resulting  from  Tenant’s  negligence  or insurance  certificates  specifying  that  no  insurance  will  be willful misconduct.  Where personal injury, death or loss of or canceled  or  materially-changed  while  this  Lease  is  in  effect damage to the property is the result of the joint negligence or without thirty (30) days prior written notice to Landlord.

misconduct  of  Landlord  and  Tenant,  each  party’s  duty  shall

be   in   proportion   to   its   allocable   share   of   such   joint

b.

The   minimum   limits   of   any   insurance

negligence  or  misconduct.    In  the  event  Landlord  shall  be

coverage   required   herein   shall   not   limit   Tenant’s   liability

made  a  party  to  any  litigation  commenced  by  or  against under this Lease.

Tenant,   then   Tenant   shall   protect   and   hold   Landlord

harmless  and  shall  pay  all  costs,  expenses  and  attorney’s

28.

INCREASE IN INSURANCE PREMIUMS

fees  incurred  or  paid  by  Landlord  in  connection  with  such litigation.

Tenant shall  not stock,  use  or  sell  any  article  or  do anything  in  or  about  the  Premises  which  may  be  prohibited

Tenant  shall  indemnify,  defend,  and  hold  Landlord

by    Tenant’s    or    Landlord’s    insurance    policies    or    any

harmless  for  any  and  all  claims,  demands,  and  causes  of

endorsements  or  forms  attached  thereto.   Tenant  shall  pay

action asserted by any person or governmental entity related

on   demand   any   increase   in   premiums   for   Landlord’s

in  any  manner  to  hazardous  substances  used  in  connection insurance that may be charged on such insurance carried by

with Tenant’s business at the Building.

Landlord  resulting  from  Tenant’s  use  and  occupancy  of  the

Premises or any portion thereof, whether or not Landlord has

b.

Tenant,    as    a    material    part    of    the

consented  to  the  same.    In  determining  whether  increased

consideration to Landlord under this Lease, waives all claims

premiums   are   the   result   of   Tenant’s   use,   occupancy   or

against    Landlord    for    damage    to    goods,    wares    and

vacancy   of   the   Premises,   a   schedule   issued   by   the

merchandise  in,  upon  or  about  Leased  Premises  and  for

organization    on    malicious    mischief,    special    extended

injuries  to  persons  in  or  about  the  Premises,  from  any  cause coverage or any all-risk insurance rates for said Premises, or

arising  at  any  time.   Landlord  shall  also  not  be  liable  for  any

any  rule  books  issued  by  the  rating  organization  or  similar

loss   of   or   damage   to   property   of   Tenant,   its   invitees   or

bodies   or   by   rating   procedures   of   rules   of   Landlord’s

guests  or  of  others   located on  the  Premises,  by  theft  or

insurance  companies  shall  be  conclusive  evidence  of  the otherwise,  nor  for  any  loss  or  damage  to  any  property  which several  items  and  charges  which  make  up  the  insurance

Tenant could remove at the end of the Lease Term.

rates  and  premiums  on  the  Premises  and  the  Building.    If

due to:

c.

Tenant    shall    give    prompt    notice    to

Landlord  in  case  of  fire  or  accident  in  the  Premises  or  on  the

(i)

Occupancy;

parking   area   or   of   defects   therein   or   in   any   fixtures   or

equipment.    Such  notice  will  be  given  orally  within  twenty-

(ii)

Abandonment; or

four (24) hours followed by written confirmation within five (5)

days.

(iii)

Tenant’s  failure  to  occupy  the

Premises   as   herein   provided,   any   insurance   shall   be

27.

INSURANCE

canceled  by  the  insurance  carrier  or  of  the  premiums  for  any

such   insurance   shall   be   increased,   then   Tenant   shall

a.

At   all   times   during   the   Lease   Term,

indemnify   and   hold   Landlord   harmless   from   any   and   all

Tenant  shall  carry  and  maintain  in  force  the  following  types claims  that  the  canceled  insurance  would  have  covered,  and of insurance:

shall pay on demand the increased cost of such insurance.

(i)

Worker’s

Compensation

29.

PERSONAL PROPERTY TAXES

Insurance  in  accordance  with  law  and  Employer’s  Liability

Insurance    with    minimum    limits    of    $100,000    any    one

During  the  term  hereof,  Tenant  shall  pay  prior  to

accident;

delinquency   all   taxes   assessed   against   and    levied   upon

fixtures,   furnishings,   equipment,   and   all   other   personal

(ii)

Comprehensive

General

property  of  Tenant  contained  on  the  Premises,  and  when

(including   contractual     liability   coverage)   and   Automobile

possible,   Tenant   shall   cause   said   fixtures,   furnishings,

Liability   Insurance   with   minimum   limits   of   not   less   than

equipment,  and  other  personal  property  to  be  assessed  and

$1,000,000  single  limit,  combined  Bodily  Injury  and  Property billed separately from the real property of Landlord.

Damage each occurrence;

30.

DEFAULT BY TENANT AND REMEDIES

(iii)

Standard   Fire   and   Extended

Coverage  Insurance  with  Vandalism  and  Malicious  Mischief

a.

The following events shall be deemed to

Endorsements     insuring     the     Premises     and     Tenant’s

be events of default by Tenant under this Lease:

decorations,  contents  and  all  improvements  on  the  Premises for the full replacement cost thereof; and

(i)

Tenant  shall  fail  to  pay  any

installment  of  rental  or  any  other  expense  demanded  by

(iv)

Comprehensive  casualty  and

Landlord  as  herein  provided  and  such  failure  shall  continue damage  insurance  covering  the  Premises  against  loss  or for a period of ten days;

destruction   by   fire,   wind,   or   other   casualty   in   the   full

replacement cost of the buildings and all other improvements

(ii)

Tenant   shall   fail   to   comply

on  the  Premises,  naming  Landlord  as  the  insured  and  loss with  any  term,  provision  or  covenant  of  this  Lease,  other payee.

than   the   payment   of   rental   or   expenses   demanded   by

Landlord  and  shall  not  cure  such  failure  within  ten  days  after

Tenant  agrees  to  purchase  such  insurance,  at  its

written notice thereof to Tenant;

cost  and  expense,  from  companies  satisfactory  to  Landlord

Taylor Bedding\2012-12-3 HDI Lease

(iii)

Tenant   or   any   guarantor   of

c.

Exercise  by  landlord  of  any  one  or  more

Tenant’s    obligations    under    this    Lease    shall    become

remedies  hereunder  granted  or  otherwise  available  shall  not insolvent,  or  shall  make  a  transfer  in  fraud  of  creditors,  or

be   deemed   to   be   an   acceptance   of   surrender   of   the

shall make an assignment for the benefit of creditors;

Premises  by  Tenant,  whether  by  agreement  or  by  operation

of   law,   it   being   understood   that   such   surrender   can   be

(iv)

Tenant   or   any   guarantor   of

effected   only   by   the   written   agreement   of   Landlord   and

Tenant’s  obligations  under  this  Lease  shall  file  a  petition

Tenant.   No such alteration of locks or other security devices

under  any  section  or  chapter  of  the  Bankruptcy  Code,  as and  no  removal  or  other  exercise  of  dominion  by  Landlord amended,  or  under  any  similar  law  or  statute  of  the  United over  the  property  of  Tenant  or  others  at  the  Premises  shall

States  of  any  state  thereof,  or  Tenant  or  any  guarantor  of

be  deemed  unauthorized  or  constitute  a  conversion.   Tenant

Tenant’s   obligations   under   this   Lease   shall   be   adjudged

hereby  consents  after  any  event  of  default  to  the  aforesaid bankrupt  or  insolvent  in  proceedings  filed  against  Tenant  or

exercises   of   dominion   over   Tenant’s   property   within   the

any guarantor of Tenant’s obligations under this Lease;

Premises.  All claims for damages by reason of such re-entry

and/or   repossession   and/or   alteration   of   locks   or   other

(v)

A  receiver  or  Trustee  shall  be

security  devices  are  hereby  waived,  as  are  all  claims  for appointed  for  all  Premises  or  for  all  or  substantially  all  of  the damages  by  reason  of  distress,  warrant,  forcible  detainer assets  of  Tenant  or  any  guarantor  of  Tenant’s  obligations

proceedings,    sequestration    proceedings    or    other    legal

under this Lease;

process.   Tenant  agrees  that  any  re-entry  by  Landlord  may

be   pursuant   to   judgment   obtained   in   forcible   detainer

(vi)

Tenant  shall  desert  or  vacate

proceedings   or   other   legal   proceedings   or   without   the

any portion of the Premises;

necessity  for  any  legal  proceedings  as  Landlord  may  elect and  Landlord  shall  not  be  liable  in  trespass  or  otherwise.

(vii)

Tenant  shall  do  or  permit  to

Any  remedy  available  to  Landlord,  whether  specified  herein be done anything which creates a lien upon the Premises; or

at   law   or   equity   shall   be   deemed   cumulative   and   not

exclusive.

(viii)

The    Business    operated    by

Tenant  shall  be  closed  for  failure  to  pay  any  federal  income

d.

If Landlord  elects  to  terminate  the  Lease

or  payroll  tax  or  any  State  sales  tax  as  required  or  for  any by  reason  of  an  event  of  default,  then  notwithstanding  such other reason.

termination   Tenant   shall   be   liable   for   and   shall   pay   to

Landlord   at   the   address   specified   for   notice   to   Landlord

b.

Upon the occurrence of any such  events

herein  the  sum  of  all  rental  and  other  indebtedness  accrued of  default,  Landlord  shall  have  the  option  to  pursue  any  one to  date  of  such  termination,  plus,  as  damages,  an  amount

or   more   of   the   following   remedies   without   any   notice   or

equal   to   the   difference   between   (1)   the   total   rental   plus

demand whatsoever:

Tenant’s   Common   Area   Maintenance   Charge,   Insurance

Escrow  Payment  and  Tax  Escrow  Payment  hereunder  for

(i)

Terminate  this  Lease  in  which

the  remaining  portion  of  the  Lease  Term  (had  such  term  not event  Tenant  shall  immediately  surrender  the  Premises  to been  terminated  by  Landlord  prior  to  the  date  of  expiration

Landlord,  and  if  Tenant  fails  to  do  so,  Landlord  may,  without stated in Article 1), and (2) the then present value of the then

prejudice   to   any   other   remedy   which   he   may   have   for

fair rental value of the Premises for such period.

possession   or   arrearages   in   rental   enter   upon   and   take

possession of the Premises and expel or remove Tenant and

e.

If   Landlord   elects   to   repossess   the

any  other  person  who  may  be  occupying  the  Premises  or

Premises  without  terminating  the  Lease,  then  Tenant  shall any  part  thereof,  by  force  if  necessary,  without  being  liable

be   liable   for   and    shall   pay   to   Landlord   at   the   address

for prosecution of any claim of damages therefore;

specified  for  notice  to  Landlord  here,  all  rental  and  other indebtedness  accrued  to  the  date  of  such  repossession  plus

(ii)

Enter

upon

and

take

rental  required  to  be  paid  by  Tenant  to  Landlord  during  the possession of the Premises and expel or remove Tenant and

remainder  of  the  Lease  Term  until  the  date  of  expiration  of any  other  person  who  may  be  occupying  said  Premises  or

the   Lease   Term   diminished   by   any   net   sums   thereafter

any  part  thereof,  by  force  if  necessary,  without  being  liable received  by  Landlord  through  reletting  the  Premises  during for  prosecution  or  any  claim  for  damages  therefore  with  or said  period  (after  deducting  expenses  incurred  by  Landlord).

without having terminated the Lease;

In  no  event  shall  Tenant  be  entitled  to  any  excess  of  any rental  obtained  by  reletting  over  and  above  the  rental  herein

(iii)

Enter  upon  the  Premises  by

reserved.     Actions   to   collect   amounts   due   by   Tenant   to

force  if  necessary  without  being  liable  for  prosecution  or  any

Landlord  as  provided  herein  may  be  brought  from  time  to

claim   for   damages   therefore   and   do   whatever   Tenant   is

time,  on  one  or  more  occasions,  without  the  necessity  of obligated  to  do  under  the  terms  of  this  Lease,  and  Tenant

Landlord’s waiting until expiration of the Lease Term.

agrees  to  reimburse  Landlord  on  demand  for  any  expenses which  Landlord  may  incur  in  thus  effecting  compliance  with

f.

If   any   event   of   default   or   breach   of

Tenant’s  obligations  under  this  Lease,  and  Tenant  further

Tenant  occurs,  Tenant  shall  also  be  liable  for  an  shall  pay  to agrees  that  Landlord  shall  not  be  liable  for  any  damages

Landlord,  at  the  address  specified  for  notice  to  Landlord resulting to the Tenant from such action;

herein,  in  addition  to  any  sum  provided  to  be  paid  above,

brokers’   fees   incurred   by   Landlord   in   connection   with

(iv)

Alter    all    locks    and    other

reletting  the  whole  or  any  part  of  the  Premises,  the  costs  of

security   devices   at   the   Premises   without   terminating   the

removing  and  storing  Tenant’s  or  other  occupant’s  property,

Lease; and

the   costs   of   repairing,   altering,   remodeling   or   otherwise

putting   the   Premises   into   condition   acceptable   to   a   new

(v)

Exercise   any   other   remedy

tenant  or  tenants,  and  all  reasonable  expenses  incurred  by available  to  Landlord,  at  Landlord’s  sole  discretion,  at  law  or

Landlord  in  enforcing  or  defending  Landlord’s  rights  and/or equity.

remedies including reasonable attorneys’ fees which shall be

Taylor Bedding\2012-12-3 HDI Lease

not  less  than  ten  percent  (10%)  of  all  sums  then  owing  by to  Landlord  for  cost  incurred  by  Landlord  in  connection  with

Tenant to Landlord.

such   removal   and   storage   and   shall   indemnify   and   hold

Landlord  harmless  for  all  loss,  damage,  cost,  expense  and

g.

If  an  event  of  default  occurs  leading  to

liability   in   connection   with   such   removal   and   storage.

the  termination  or  repossession  of  the  Premise,  Landlord

Landlord  shall  also  have  the  right  to  relinquish  possession  of shall  not  have  any  obligation  to  relet  or  attempt  to  relet  the all  or  any  portion  of  such  furniture,  fixtures,  equipment  and

Premises,  or  any  portion  thereof,  or  to  collect  rental  after

other   property   to   any   person   (“claimant”)   claiming   to   be

reletting,  and  in  the  event  of  reletting  Landlord  may  relet  the entitled  to  possession  thereof  who  presents  to  Landlord  a whole  or  any  portion  of  the  Premises  for  any  period,  to  any copy  of  any  instrument  represented  to  Landlord  by  Claimant tenant, and for any use and purpose.

to  have  been  executed  by  Tenant  (or  any  predecessor  of

Tenant)     granting     Claimant     the     right     under     various

h.

If    Tenant    should    fail    to    made    any

circumstances  to  take  possession  of  such  furniture,  fixtures,

payment or cure any default hereunder within the time herein equipment  or  other  property,  without  the  necessity  on  the permitted, Landlord, without being under any obligation to do

part   of   Landlord   to   inquire   into   the   authenticity   of   said

so and without thereby waiving such default, may make such

instrument’s   copy   of   Tenant’s   or   Tenant’s   predecessor’s

payment and/or remedy such other default for the account of

signature  thereon  and  without  the  necessity  of  Landlord’s

Tenant   (and   enter   the   Premises   for   such   purpose)   and

making   any   nature   of   investigation   or   inquiry   as   to   the

thereupon  Tenant  shall  be  obligated  to,  and  hereby  agrees,

validity  of  the  factual  or  legal  basis  upon  which  Claimant

to   pay   Landlord,   upon   demand,   all   costs,   expenses   and

purports  to  act  and  Tenant  agrees  to  indemnify  and  hold

disbursements     (including     reasonable     attorneys’     fees)

Landlord  harmless  from  all  cost,  expense,  loss,  damage  and incurred by Landlord in taking such remedial action.

liability  incident  to  Landlord’s  relinquishment  of  possession of  all  or  any  portion  of  such  furniture,  fixtures,  equipment  or

i.

If Landlord shall default on any provision

other  property  to  Claimant.    The  rights  of  Landlord  herein

of  this  Lease,  Tenant’s  exclusive  remedy  shall  be  an  action stated  shall  be  in  addition  to  any  and  all  other  rights  which for damages (Tenant hereby waiving the benefits of any laws

Landlord  has  or  may  hereafter  have  at  law  or  in  equity,  and granting  it  a  lien  upon  the  property  of  Landlord  and/or  upon

Tenant  stipulates  and  agrees  that  the  rights  herein  granted rent  due  Landlord),  but  prior  to  any  such  action  Tenant  will

Landlord are commercially reasonable.

give   Landlord   written   notice   specifying   such   default   with

particularity, and Landlord shall thereupon have thirty days in

31.

FORCE MAJEURE

which  to  cure  any  such  default.   Unless  and  until  Landlord

fails  to  so  cure  any  default  after  such  notice  Tenant  shall  not

If either party hereto shall be delayed or prevented

have  any  remedy  or  cause  of  action  by  reason  thereof.  All

from   the   performance   of   any   act   required   hereunder   by

obligations   of   Landlord   hereunder   will   be   construed   as

reason   of   acts   of   God,   strikes,   lockouts,   labor   troubles,

covenants,  not  conditions,  and  all  such  obligations  will  be inability  to  procure  materials,  restrictive  governmental  laws

binding    upon    Landlord    only    during    the    period    of    its

or  regulations,  or  other  cause  without  fault  and  beyond  the ownership of the Building and not thereafter.

control  of  the  party  obligated  (financial  inability  excepted),

then  upon  written  notice,  the  performance  of  such  act  shall

The  term  “Landlord”  shall  mean  only  the  owner  of

be excused for the period- of the delay and the period for the the  Building,  and  in  the  event  of  the  transfer  by  such  owner performance  of  any  such  act  shall  be  extended  for  a  period of  its  interest  in  the  Building,  such  owner  shall  thereupon  by equivalent  to  the  period  of  such  delay;  provided,  however,

released  and  discharged  from  all  covenants  and  obligations

Tenant  or  Landlord  shall  exercise  its  best  efforts  to  remedy of  the  Landlord  thereafter  accruing,  but  such  covenants  and any  such  cause  of  delay  or  cause  preventing  performance,

obligations  shall  be  binding  during  the  Lease  Term  upon and  nothing  in  this  Paragraph  shall  excuse  Tenant  from  the each new owner for the duration of such owner’s ownership.

prompt  payment  of  any  rent  or  other  charges  required  of

Tenant  except  as  may  be  expressly  provided  elsewhere  in

Notwithstanding    any    other    provision    hereof,

this Lease.

Landlord  shall  not  have  any  personal  liability  hereunder.   In

the event of any breach of default by Landlord in any term or

32.

COMPLIANCE WITH LAWS, ETC.

provision  of  this  Lease,  Tenant  agrees  to  look  solely  to  the

equity   interest   then   owned   by   Landlord   in   the   land   and

Tenant shall, at its own cost and expense:

improvements  which  constitute  the  Building;  however,  in  no event  shall  any  deficiency  judgment  or  any  money  judgment

a.

comply    with    all    governmental    laws,

of  any  kind  be  sought  or  obtained  against  Landlord  (or  any

ordinances,   orders   and   regulations   affecting   the   Premise

partner  or  shareholder,  as  applicable,  having  an  ownership now in force or which may be in force hereafter,

interest in Landlord).

b.

comply    with    and    execute    all    rules,

j.

If  Landlord  shall  take  possession  of  the

requirements    and    regulations    of    the    Board    of    Fire

Premises   pursuant   to   the   authority   herein   granted,   then

Underwriters,   Landlord’s   insurance   companies   and   other

Landlord  shall  have  the  right  to  keep  in  place  and  use  all  of organizations establishing insurance rates,

the   furniture,   fixtures,   and   equipment   at   the   Premises,

including  that  which  is  owned  by  or  leased  to  Tenant  at  all

c.

install  fire  extinguishers  in  accordance

times   prior   to   any   foreclosure,   thereon   by   Landlord   or

with insurance requirements, and

repossession  thereof  by  any  Landlord  thereof  or  third  party

having  a  lien  thereon.   Landlord  shall  also  have  the  right  to

d.

in   the   event   that   energy   conservation

remove    from    the    Premises    (without    the    necessity    of

measures   should   be   required,   comply   with   same   or,   at

obtaining  a  distress  warrant,  writ  of  sequestration  or  other

Landlord’s   option,   pay   Landlord   Tenant’s   share   of   the

legal  process)  all  or  any  portion  of  such  furniture,  fixtures,

compliance costs for the Building.

equipment or other property located thereon and place same

in  storage  at  any  premises  within  the  County  in  which  the

33.

ATTORNEYS’ FEES

Premises is located and in such event, Tenant shall be liable

Taylor Bedding\2012-12-3 HDI Lease

If  any  action  shall  be  brought  on  account  of  any

d.

that  Tenant  will  not  amend,  terminate  or

breach   of,   or   to   enforce   or   interpret   any   of   the   terms,

make  prepayment  of  more  than  one  (1)  month’s  rent  under covenants  or  conditions  of  this  Lease,  or  for  the  recovery  of this  Lease  or  subordinate  this  Lease  to  any  lien  subordinate

possession   of   the   Premises,   the   prevailing   party   in   any

to any mortgage;

related  litigation  shall  be  entitled  to  recover  from  the  other

party,   as   part   of   the   prevailing   party’s   costs,   reasonable

e.

that  any  notice  required  hereunder  to  be

attorney’s  fees,  the  amount  of  which  shall  be  fixed  by  the given  to  Landlord  shall  be  given  also  to  such  mortgagee  or court and shall be made a part of any judgment rendered.

assignee   and   any   right   of   Tenant   hereunder   which   is

dependent  on  such  notice  shall  take  effect  only  after  notice

34.

HOLDING OVER

so given; and

a.

In  the  event  of  holding  over  by  Tenant

f.

such  other  matters  as  may  reasonably

after   expiration   or   termination   of   this   Lease   without   the

be requested by Landlord or such mortgagee or assignee.

written  consent  of  Landlord,  Tenant  shall  pay  as  liquidated damages  125%  of  the  Minimum  Rent  due  for  the  last  month

37.

DEPOSIT

of  the  Lease  Term  plus  125%  of  the  Additional  Rent  for  the

last   month   of   the   Lease   Term   per   month   for   the   entire

a.

As    additional    consideration    for    this

holdover  period.   No  holding  over  by  tenant  after  the  term  of

Lease,  the  security  deposits  previously  provided  by  Tenant this Lease shall operate to extend this Lease.  In the event of to  Landlord  under  the  leases  described  in  Section  4  shall  be

any   unauthorized   holding   over,   Tenant   shall   indemnify

held  by  Landlord  as  a  security  deposit.  On  or  before  March

Landlord  against  all  claims  for  damages  by  any  other  tenant

1,  2013  Tenant  shall  provide  Landlord  an  additional  security to  whom  Landlord  may  have  leased  all  or  any  part  of  the deposit of $5,500.00.

Premises effective upon the termination of this Lease.

b.

In  no  event  shall  the  Deposit  be  applied

b.

In  the  event  of  any  holding  over  with  the

towards payment of any month’s rent under this Lease.

consent  of  Landlord  in  writing,  this  Lease  shall  become  a lease  from  month-to-month  cancelable  upon  thirty  (30)  days

38.

QUIET ENJOYMENT

written notice by Landlord.  The rent for such holdover period shall  be  the  Minimum  Rent  due  for  the  last  month  of  the

Landlord  agrees  that,  upon  Tenant’s  paying  the

Lease  Term  plus  the  Additional  Rent  due  for  the  last  month

rent    and    performing    and    observing    the    agreements,

of  the  Lease  Term,  subject  to  adjustment  of  the  Additional conditions  and  other  provisions  on  its  part  to  be  performed

Rent per paragraph 7(d).

and  observed,  Tenant  shall  and  may  peaceably  and  quietly have,  hold,  and  enjoy  the  Premises  during  the  Lease  Term

without   any   manner   of   hindrance   or   molestation   from

35.

SUBORDINATION

Landlord, subject, however, to the terms of this Lease.

Landlord  expressly  reserves  the  right  at  any  time

to   place   liens   and   encumbrances   on   and   against   the

39.

NOTICES

Premises  and  the  land  and  Building  comprising  the  Building,

superior   in   lien   and   effect   to   this   Lease   and   the   estate

All  notices,  demands  or  other  writing  to  be  given,

created   hereby,   and   Tenant   agrees,   provided   it   is   given

made  or  sent  by  either  party  to  the  other  shall  be  deemed  to

written   assurance   by   any   mortgagee   or   other   entity   for

have  been  fully  given,  made  or  sent  when  made  in  writing whose  benefit  Tenant’s  leasehold  interest  is  subordinated,

and  received  by  the  other  party  or  when  deposited  in  the

that   Tenant’s   leasehold   rights   will   not   be   reduced   or

United   States   mail,   postage   prepaid   and   addressed   as

otherwise  adversely  affected  so  long  as  Tenant  is  not  in follows:

default   under   this   Lease,   to   execute   and   deliver   upon

demand  such  instrument  or  instruments  subordinating  this

TO LANDLORD:

Lease   to   any   such   lien   or   encumbrance   as   shall   be

requested by Landlord.

Southern Mattress Company of Texas, Inc.

Attn: Rodney Frazier

36.

ESTOPPEL CERTIFICATE

1712 Woods Blvd.

Round Rock, TX 78681

At  Landlord’s  request  Tenant  will  execute,  within  a

reasonable   period   of   time,   either   an   estoppel   certificate

With a copy to Frank Lyon, Attorney at Law

addressed  to  Landlord’s  mortgagee  or  assignee  or  a  three-

3508 Far West Boulevard, Suite 170

party    agreement

among    Landlord,    Tenant    and    said

Austin, TX 78731

mortgagee or assignee stating:

And via email to frank@franklyon.com

a.

whether  or  not  this  Lease  is  in  full  force

TO TENANT:

and effect;

HDI Plastics, Inc.

b.

whether   or   not   this   Lease   has   been

Attn: Ken Brimmer

amended  and  certifying  as  to  copies  of  such  amendments,  if

10501 Wayzata Blvd.

any;

Suite 102

Minnetonka, MN 55305

c.

whether  or  not  there  are  any  existing

defaults  under  this  Lease  to  the  knowledge  of  Tenant  and

The  address  to  which  any  notice,  demand  or  other

specifying the nature of such defaults, if any;

writing  may  be  given,  made  or  sent  to  either  party  may  be changed  by  written  notice  given  by  such  party  as  above provided.

Taylor Bedding\2012-12-3 HDI Lease

be   unreasonably   withheld.

No   such   assignment   or

40.

SPRINKLER SYSTEM

subletting  shall  relieve  Tenant  or  any  of  Tenant’s  obligations

hereunder.     Consent   by   Landlord   to   an   assignment   or

Under  the  building  lease  referenced  in  Section  4,

subletting  by  Tenant  shall  not  relieve  Tenant  from  obtaining

Landlord   has   previously   paid   up   to   $3,000.00   for   the

similar   consent   of   Landlord   to   any   future   assignment   or

following  repairs  to  the  fire  sprinkler  system  in  the  main subletting.

building    on   the   Premises:     installation   of   an   anti-tamper

device,  sprinkler  compressors  and  NOX  box.     Any  other

44.

REMEDIES CUMULATIVE

repairs,  or  the  cost  of  such  repairs  that  exceeds  $3,000.00,

shall  be  Tenant’s  sole  and  exclusive  responsibility.    If  the

All  remedies  herein  conferred  upon  either  party

applicable  fire  and  safety  code  or  the  Fire  Marshall  with

shall   be   cumulative   and   no   one   exclusive   of   any   other

jurisdiction  over  the  Building  requires  such  sprinkler  system remedy conferred herein or by law.

to  be  monitored,  Tenant   shall  pay  the  monthly  monitoring

fees directly to the monitor.

45.

WAIVER

41.

RIGHT TO PURCHASE PREMISES

The waiver by Landlord of any breach of any term,

At   any   time   on   or   after   February   28,   2016,

covenant  or  condition  herein  contained  shall  not  be  deemed

provided   that   Tenant   is   not   in   default   under   this   lease,

to   be   a   waiver   of   any   subsequent   breach   of   such   term

Tenant  shall  have  the  right  to  purchase  the  Premises  for covenant,  condition,  or  any  subsequent  breach  of  any  other

$700,000.00,  provided  that  closing  and  funding  occurs  on  or

term,  covenant  or  condition  herein  contained.    Subsequent

before  February  29,  2017.  Each  party  shall  be  responsible

acceptance   of   rent   hereunder   by   Landlord   shall   not   be

for  their  respective  usual  and  customary  closing  costs  on deemed  a  waiver  of  any  preceding  breach  by  Tenant  other commercial real estate sales in the Austin, Texas area.

than the failure of Tenant  to pay the particular rent accepted,

regardless   of   Landlord’s   knowledge   of   such   preceding

In  addition,  provided  that  Tenant  is  not  in  default

breach at the time of acceptance of rent.

under  this  lease,  Tenant  shall  have  a  right  of  first  refusal  to purchase  the  Premises  at  any  time  prior  to  February  28,

46.

CONSTRUCTION OF LEASE

2016  by  matching  such  terms  and  conditions  as  Landlord

elects  to  accept  of   any bona  fide  third  party   offer.  In  such

The  word  “Tenant”  as  used  herein  shall  include

event,   Landlord   shall   notify   Tenant   in   writing   prior   to

the   plural   as   well   as   the   singular.     The   neuter    gender

Landlord’s  written  acceptance  of  such  bona  fide  third  party

includes  the  masculine  and  feminine.   In  the  event  there  is

offer  of  the  terms  and  conditions  of  the  offer  and  Landlord’s more  than  one  Tenant,  the  obligations  to  be  performed  shall intent  to  accept.  Tenant  shall  then  have  seven  (7)  days  to

be  joint  and  several.   Paragraph  headings  in  this  Lease  are

notify  Landlord  in  writing  of  its  election  to  match  said  terms for  convenience  only  and  are  not  to  be  construed  as  part  of and  conditions to  purchase  the  Premises.  Failure  of  Tenant this  Lease  or  in  any  way  defining,  limiting  or  amplifying  the to  respond  in  writing  within  such  seven  (7)  day  period  shall provisions hereof.

be   deemed   a   waiver   of   Tenant’s   right   of   first   refusal.

Landlord  shall  notify  any  bona  fide  third  party  in  writing  of

Tenant’s  right  of first refusal upon  receipt of any  such  written

47.

SURRENDER OF LEASE

offer.

The  voluntary  or  other  surrender  of  this  Lease  by

In  the  event  that  Tenant  exercises  its  option  to

Tenant,   or   mutual   cancellation   thereof,   shall   not   work   a

purchase  or  right  of  first  refusal,  Landlord  shall  provide  to merger,  and  shall,  at  the  option  of  Landlord,  operate  as  an

Tenant  at  Landlord’s  sole  cost  and  expenses  a  then  current

assignment   to   it   of   any   or   all   of   such   subleases   or

Phase  I  environmental  report  on  the  Premises.   If Tenant

subtenancies.

does  not  close  on  the  purchase  of  the  Premises   due  to  a

fault of Tenant, Tenant shall reimburse Landlord for its actual

48.

TIME

cost  of  such  report  within  ten  (10)  days  of  written  request  by

Landlord.

Time  is  of  the  essence  in  the  performance  of  all

obligations   of   Tenant   hereunder   for   which   a   time   of

42.

BROKER’S FEES

performance is specified.

Landlord and Tenant represent and warrant to one

49.

LIABILITY OF LANDLORD

another  that  they  have  dealt  with  no  other  real  estates  agent

or   brokers     other   than   Roy   Beard   and   Vara   Properties

The  liability  of  Landlord  hereunder  shall  be  strictly

concerning   the   Premises   and   this   lease     or   the   leases

limited  to  the  assets  of  the  entity  executing  this  Lease  as referenced  in  Section  4.  Landlord  shall  be  responsible  for

Landlord  and  no  general  or  limited  partner,  officer,  director,

payment  of  any  broker’s  commission  based  upon  this  lease,

shareholder,  joint  venturer  or  trustee  of  Landlord  shall  ever the  purchase  of  the  Premises  by  Tenant  pursuant  to  Section be personally or individually liable for the performance of any

41 and the leases in Section 4.

obligation of Landlord under this Lease and, upon the sale or disposition  of  the  Premises  Landlord  shall  be  fully  released

43.

SUCCESSORS AND ASSIGNS

from  all  Landlord’s  obligations  under  this  Lease  which  are not then accrued.

All    of    the    rights,    interests,    obligations    and

privileges  of  Landlord  shall  be  assignable  in  whole  or  in  part

50.

MERGER OF AGREEMENTS

and  shall  extend  to  and  be  binding  upon  its  successors  and

assigns.   Tenant shall not assign Tenant’s rights, interests or

This  instrument  sets  forth  the  entire  agreement

privileges  or  sublet  the  Premises  in  whole  or  in  part  without between the parties hereto, both written and oral.

the prior written consent of Landlord, which consent shall not

Taylor Bedding\2012-12-3 HDI Lease

51.

GOVERNING LAW

This  Lease  shall  be  governed  by  the  laws  of  the

State  of  Texas   and  is  performable  in  Williamson  County,

Texas.

This   agreement   may   be   executed   in   multiple

original  counterparts  each  of  which  shall  be  an  original  but shall still constitute one and the same Agreement.

IN    WITNESS    WHEREOF,    the    parties    have

executed   this   Lease   by   proper   persons   duly   authorized

effective ______________________   ____, 2012.

“LANDLORD”

Southern Mattress Company of Texas, Inc. d/b/a

Taylor Bedding Company

By: _______________________________

Rodney Frazier

President

“TENANT”

HDI Plastics, Inc.

By: __________________________________________

Printed name: Kenneth W. Brimmer

Title: CEO

Taylor Bedding\2012-12-3 HDI Lease